Exhibit 99.1


                                                         November 9, 2006




FOR IMMEDIATE RELEASE

Contact:  Laura Ulbrandt  (212) 460-1900



                          LEUCADIA NATIONAL CORPORATION
                        ANNOUNCES NINE MONTH 2006 RESULTS



Leucadia National Corporation (LUK - NYSE) today announced its operating results for the nine month period ended September 30, 2006. Net income was $178,190,000 or $.80 per diluted common share for the nine month period ended September 30, 2006 compared to net income of $1,377,838,000 or $6.01 per diluted common share for the nine month period ended September 30, 2005. As previously disclosed, the 2005 results included an adjustment that reduced the deferred tax asset valuation allowance and credited income tax expense by $1,135,100,000. Net income per share also included income of $.24 for the 2006 period and $.59 for the 2005 period related to discontinued operations.

For more information on the Company's results of operations for 2006, please see the Company's Form 10-Q for the nine months ended September 30, 2006, which was filed with the Securities and Exchange Commission today.











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           SUMMARY FOR LEUCADIA NATIONAL CORPORATION AND SUBSIDIARIES
           ----------------------------------------------------------
                (In thousands, except earnings per share amounts)
                                   (Unaudited)

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


                                                                              For the Three Month           For the Nine Month
                                                                          Period Ended September 30,      Period Ended September 30,
                                                                          --------------------------     --------------------------
                                                                            2006             2005          2006             2005
                                                                            ----             ----          ----             ----

Revenues and other income                                                 $   170,243   $  248,275       $  686,277    $   478,622
                                                                          ===========   ==========       ==========    ===========

Net securities gains                                                      $    16,259   $   85,706       $   99,391    $   132,732
                                                                          ===========   ==========       ==========    ===========

Income (loss) from continuing operations before income taxes
   and equity in income (losses) of associated companies                  $    (6,042)  $   86,860       $  147,239    $    98,128

Income taxes                                                                   (8,709)     (24,885)          48,871     (1,131,809)
                                                                          -----------  -----------       ----------    -----------

Income from continuing operations before equity
   in income (losses) of associated companies                                   2,667      111,745           98,368      1,229,937

Equity in income (losses) of associated companies, net of taxes                 1,073      (66,531)          24,336         11,962
                                                                          -----------   ----------       ----------    -----------

Income from continuing operations                                               3,740       45,214          122,704      1,241,899

Income (loss) from discontinued operations, including gain
   on disposal, net of taxes                                                   56,737       58,900           55,486        135,939
                                                                          -----------   ----------       ----------    -----------

   Net income                                                             $    60,477   $  104,114       $  178,190    $ 1,377,838
                                                                          ===========   ==========       ==========    ===========

Basic earnings (loss) per common share:
Income from continuing operations                                               $ .02        $ .21            $ .57         $ 5.77
Income (loss) from discontinued operations, including gain
   on disposal                                                                    .26          .27              .25            .63
                                                                                -----         ----            -----         ------
   Net income                                                                   $ .28        $ .48            $ .82         $ 6.40
                                                                                =====        =====            =====         ======

Number of shares in calculation                                               216,291      215,595          216,202        215,387
                                                                              =======      =======          =======        =======

Diluted earnings (loss) per common share:
Income from continuing operations                                               $ .02        $ .21            $ .56         $ 5.42
Income (loss) from discontinued operations, including gain
   on disposal                                                                    .25          .26              .24            .59
                                                                                -----        -----            -----         ------
   Net income                                                                   $ .27        $ .47            $ .80         $ 6.01
                                                                                =====        =====            =====         ======

Number of shares in calculation                                               231,906      231,328          231,875        231,132
                                                                              =======      =======          =======        =======


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